SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C.  20549


                                     ---------------------

                                           FORM 8-K

                                        CURRENT REPORT
                            PURSUANT TO SECTION 13 OR 15(D) OF THE
                                SECURITIES EXCHANGE ACT OF 1934



                                      AUGUST 7, 1997
                                      --------------
                     Date of Report (Date of earliest event reported)



                              AMERICAN REAL ESTATE PARTNERS, L.P.
                              -----------------------------------
                  (Exact Name of Registrant as Specified in its Charter)



CAPTION
               DELAWARE                       1-9516                        13-3398766
               --------                       ------                        ----------
        (State of Organization)       (Commission File Number)     (IRS Employer Identification Number)



                                  100 SOUTH BEDFORD ROAD
                                    MT. KISCO, NY 10549
                                    -------------------
              (Address of Registrant's Principal Executive Office) (Zip Code)


                                      (914) 242-7700
                                      --------------
                   (Registrant's telephone number, including area code)



                                      NOT APPLICABLE
                                      --------------
               (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On August 7, 1997, American Real Estate Partners, L.P. (the "Registrant") announced that the Securities and Exchange Commission declared effective its Registration Statement on Form S-3 relating to the Registrant's proposed rights offering (the "Rights Offering") and announced the pricing of the Rights Offering. Reference is made to the press release, dated August 7, 1997, annexed hereto as Exhibit 20.3, for information regarding the Rights Offering.


Item 7. Exhibits.

     Exhibit No.              Description of Document
     -----------              -----------------------
         20.3              Press Release, dated August 7, 1997.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AMERICAN REAL ESTATE PARTNERS, L.P.
                         (Registrant)

                         By:  American Property Investors, Inc.
                              General Partner



                         By:  /s/ John P. Saldarelli
                            -----------------------------------------------
                               John P. Saldarelli
                               Secretary and Treasurer

Date:  August 7, 1997

                           EXHIBIT INDEX
                           -------------


  Exhibit Number         Description                    Page No.
  --------------         -----------                    --------

       20.3           Press Release, dated August 7, 1997.     5


PAGE

               [AMERICAN REAL ESTATE PARTNERS, L.P.]
                              (LOGO)


CONTACT:  John P. Saldarelli
          Secretary and Treasurer
          (914) 242-7700

                       FOR IMMEDIATE RELEASE
                       ---------------------


      AMERICAN REAL ESTATE PARTNERS, L.P. ANNOUNCES THAT ITS REGISTRATION STATEMENT RELATING TO ITS RIGHTS OFFERING IS
   DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION
               AND ANNOUNCES PRICING OF THE OFFERING
  --------------------------------------------------------------


     MOUNT KISCO, NEW YORK, August 7, 1997 - American Real Estate Partners, L.P. (NYSE: ACP) announced today that the Securities and Exchange Commission had declared effective its registration statement relating to the Company's proposed rights offering and announced the pricing of the offering. Pursuant to the terms of the offering, holders of record as of the close of business on August 8, 1997 of the Company's depositary units will receive one right for each five depositary units held, subject to rounding. Each right will entitle the holder thereof to purchase at any time prior to 5:00 p.m., New York City time on September 11, 1997, at a subscription price of $52 four depositary units and one 5% cumulative pay-in-kind redeemable preferred unit, each representing limited partner interests. The subscription price is allocable $42 in the aggregate to the four depositary units (effectively $10.50 per depositary unit) and $10 to the preferred unit.

     Exercising rights holders also will be entitled to subscribe pursuant to an over-subscription privilege for all or any portion of the depositary units and preferred units not subscribed for by other rights holders. The depositary units and the preferred units purchased through exercise of the basic subscription rights or the over-subscription privilege must be purchased as a unit consisting of four depositary units and one preferred unit and may not be subscribed for separately.

     The Company anticipates that certificates evidencing the rights to subscribe, together with a prospectus, will be mailed to unitholders by August 13, 1997.

     THIS PRESS RELEASE DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY. SUCH AN OFFER MAY BE MADE ONLY BY MEANS OF THE PROSPECTUS.